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As Filed with the Securities and Exchange Commission on August 2, 2010

Registration Statement No. 333-168056

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 2 to

FORM F-1
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Funtalk China Holdings Limited
(Exact Name of Registrant as Specified in Its Charter)

Cayman Islands (State or other jurisdiction of incorporation or organization)	5065 (Primary Standard Industrial Classification Code Number)	Not Applicable (I.R.S. Employer Identification Number)

21/F, Block D The Place Tower
No. 9 Guanghua Road, Chaoyang District
Beijing, China 100020
+86-10-5709-1100
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant's Principal Executive Offices)

CT Corporation System
111 Eighth Avenue
New York, New York 10011
(212) 664-1666
(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent for Service)

Copies to:
David Zhang Latham & Watkins 41/F, One Exchange Square 8 Connaught Place, Central Hong Kong (852) 2912-2503	Chris K.H. Lin Simpson Thacher & Bartlett LLP 35th Floor, ICBC Tower 3 Garden Road, Central Hong Kong (852) 2514-7600

                 Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable after the effective date of this registration statement.

                 If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. ☐

                 If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

                 If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

                 If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to Be Registered	Amount to be Registered(1)	Proposed Maximum Offering Price per Unit(2)	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee(3)

Ordinary Shares, par value US$0.001 per share	13,800,000	$8.375	$115,575,000	$8,241

(1)
Includes (a) all ordinary shares initially offered and sold outside the United States that may be resold from time to time in the United States either as part of the distribution or within 40 days after the later of the effective date of this registration statement and the date the securities are first bona fide offered to the public, and (b) ordinary shares that are issuable upon the exercise of the underwriters' option to purchase additional shares. These ordinary shares are not being registered for the purposes of sales outside of the United States.

(2)
Estimated solely for the purpose of determining the amount of registration fee in accordance with Rule 457(c) under the Securities Act of 1933 based on the average of the high and low trading prices on July 30, 2010 of the Registrant's ordinary shares listed on the Nasdaq Global Market.

(3)
Previously paid $7,100.

                 The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statements hall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

 Explanatory Note

                 The sole purpose of this amendment is to amend the exhibit index and to file exhibit 1.1 to the registration statement. Except as set forth herein, no other changes have been made to the registration statement. Accordingly, this amendment consists only of the facing page, this explanatory note and Part II of the registration statement.

 PART II
INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 6.    INDEMNIFICATION OF DIRECTORS AND OFFICERS

FTLK

              Article 145 of our memorandum and articles provides that to the fullest extent permissible under the Companies Law, every our director (including any alternate director appointed pursuant to the provisions of the memorandum and articles) and officer for the time being and from time to time shall be indemnified and secured harmless out of our assets and funds against all actions, proceedings, costs, charges, expenses, losses, damages or liabilities incurred or sustained by him in connection with the execution or discharge of his duties, powers, authorities or discretions as one of our directors or officers, including without prejudice to the generality of the foregoing, any costs, expenses, losses or liabilities incurred by him in defending (whether successfully or otherwise) any civil proceedings concerning us or our affairs in any court whether in the Cayman Islands or elsewhere. Expenses (including attorneys' fees, costs and charges) incurred by one of our directors or officers in defending a proceeding shall be paid by us in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay all amounts so advanced in the event that it shall ultimately be determined that such director or officer is not entitled to be indemnified by us. No such our director or officer shall be liable to us for any loss or damage unless such liability arises through the willful neglect or default of such director or officer.

              We have directors' and officers' liability insurance that would indemnify our directors and officers against damages arising out of certain kinds of claims that might be made against them based on their negligent acts or omissions while acting in their capacity as such. We also purchased directors' and officers' liability insurance to cover Middle Kingdom's directors and officers. We have continued to maintain this insurance and was obligated by the terms of the merger agreement to maintain in effect (to the extent available in the market) a tail liability insurance policy covering those persons who were then covered by Middle Kingdom's directors' and officers' liability insurance policy with coverage in amount and scope of at least as favorable to such persons as Middle Kingdom's then-existing coverage for a period of at least three years after the closing.

Other Indemnification Arrangements

              In November 2007, each of Pypo Cayman, Pypo HK and Funtalk Beijing entered into indemnification agreements with Mr. Clement Kwong in connection with his service as a director of such respective our entity. These indemnification agreements provide that, with respect to each our entity, if Mr. Kwong is a party to or threatened to be made a party to any proceeding by reason of Mr. Kwong's status as a director of such our entity or as an agent of another enterprise at such our entity's request, he will be indemnified for expenses and liabilities actually and reasonably incurred by Mr. Kwong, including amounts paid in settlement on his behalf. Mr. Kwong will not be entitled to such indemnification if prohibited by applicable law or if Mr. Kwong's conduct is finally adjudged to have been knowingly fraudulent or deliberately dishonest or has evidenced willful misconduct, including any breach of the duty of loyalty. If an indemnification agreement entitles Mr. Kwong to only a portion of the total expenses and liabilities he incurs, he will be paid such portion in accordance with the terms of the relevant indemnification agreement.

              The indemnification agreements set forth the procedures and timing for payment of such expenses and liabilities, including a requirement that Mr. Kwong be paid promptly in advance of the final disposition of any proceeding at Mr. Kwong's written request, provided that such written request sets forth (i) reasonable evidence that the indemnifiable expenses have been incurred in connection with the proceeding, (ii) a statement that the indemnifiable expenses have not been incurred in connection with any fraudulent or deliberately dishonest conduct or willful misconduct and (iii) an undertaking that any such advanced expenses shall be repaid if it is ultimately determined that Mr. Kwong is not entitled to indemnification.

              Mr. Kwong will continue to be entitled to indemnification under these indemnification agreements for as long as he is subject to a possible proceeding by reason of the fact that he was a director of our entity or was serving at the request of our entity as an agent of another enterprise, foreign or domestic.

ITEM 7.    RECENT SALES OF UNREGISTERED SECURITIES

              FTLK consummated the purchase of each issued and outstanding ordinary share of Pypo Cayman held by Capital Ally and Arch in exchange for an aggregate of 45,000,000 ordinary shares of FTLK and 3,400,000 FTLK Class B warrants in July 2009. The 45,000,000 ordinary shares and the 3,400,000 FTLK Class B warrants issued in connection with the Business Combination are restricted securities as that term is defined in Rule 144 under the Securities Act. The ordinary shares issuable upon exercise of the 3,400,000 FTLK Class B warrants also are restricted securities. On August 2, 2010, FTLK issued 256,430 ordinary shares to FMO as an additional premium on the FMO Facility.

              The foregoing securities were issued pursuant to the exemption from registration afforded by Section 4(2) of the Securities Act and Regulation D thereunder.

ITEM 8.    EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

    (a)
    Exhibits

              See Exhibit Index beginning on page II-5 of this registration statement.

    (b)
    Financial Statement Schedules

              All such schedules have been omitted because the information required to be set forth therein is not applicable or is shown in the financial statements or notes thereto.

ITEM 9.    UNDERTAKINGS.

              The undersigned registrant hereby undertakes that:

              (1)   For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

              (2)   For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

              The undersigned registrant hereby undertakes to provide to the underwriter at the closing specified in the underwriting agreements certificates in such denominations and registered in such names as required by the underwriter to permit prompt delivery to each purchaser.

              Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described in Item 6, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

 SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-1 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Beijing, China on August 2, 2010.

FUNTALK CHINA HOLDINGS LIMITED
By:	/s/ DONGPING FEI
Name:	Dongping Fei
Title:	Director and Chief Executive Officer

              Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ * Kuo Zhang	Chairman of the Board of Directors	August 2, 2010
/s/ DONGPING FEI Dongping Fei	Director and Chief Executive Officer (principal executive officer)	August 2, 2010
/s/ KIM CHUAN ("JACKIE") LEONG Kim Chuan ("Jackie") Leong	Chief Financial Officer (principal financial and accounting officer)	August 2, 2010
/s/ * Michael Marks	Director	August 2, 2010
/s/ * Alex Fan	Director	August 2, 2010
/s/ * Andrew Ryan	Director	August 2, 2010
/s/ * Linzhen Xie	Director	August 2, 2010

Signature	Title	Date

/s/ * Mofang Li	Director	August 2, 2010
/s/ * Hua Yang	Director	August 2, 2010

*By:	/s/ DONGPING FEI
Dongping Fei
Attorney-in-fact

 AUTHORIZED REPRESENTATIVE

              Pursuant to the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the registrant, has signed this registration statement in Atlanta, Georgia, on August 2, 2010.

Authorized Representative
August 2, 2010
/s/ BERNARD J. TANENBAUM III
Name: Bernard J. Tanenbaum III

 FUNTALK CHINA HOLDINGS LIMITED
EXHIBIT INDEX

Exhibit No.	Description
1.1†	Form of Underwriting Agreement
3.1
Amended and Restated Memorandum and Articles of Association of us, as further amended by special resolution on November 26, 2009 (incorporated by reference to Exhibit 3.1 to Post-Effective Amendment No. 3 to Form S-4, SEC File No. 333-153492)
4.1	Specimen Ordinary Share Certificate (incorporated by reference to exhibit 4.1 to Post-Effective Amendment No.5 to Form S-4 on Form F-1, SEC File No. 333-153492)
4.2
Amended and Restated Class A Warrant Agreement dated as of July 9, 2009 between Continental Stock Transfer and Trust Company and FTLK (incorporated by reference to exhibit 4.2 to Post-Effective Amendment No. 3 to Form S-4, SEC File No. 333-153492)
4.3
Amended and Restated Class B Warrant Agreement dated as of July 9, 2009 between Continental Stock Transfer and Trust Company and FTLK (incorporated by reference to exhibit 4.3 to Post-Effective Amendment No. 3 to Form S-4, SEC File No. 333-153492)
4.4
Form of Unit Purchase Option Agreement (incorporated by reference to exhibit 4.7 to the Amended Registration Statement of Middle Kingdom Alliance Corp. on Form S-1 filed with the Commission on November 13, 2006, SEC File No. 333-133475)
4.5	Form of Amendment to Unit Purchase Option Agreement (incorporated by reference to exhibit 4.9 to Post-Effective Amendment No.6 to Form S-4 on Form F-1, SEC File No. 333-153492)
5.1††	Opinion of Maples and Calder regarding the validity of the ordinary shares being registered
8.1††	Opinion of Latham & Watkins LLP regarding certain U.S. tax matters
8.2	Opinion of Maples and Calder regarding certain Cayman Islands tax matters (included in exhibit 5.1)
8.3	Opinion of Han Kun Law Offices regarding certain PRC tax matters (included in exhibit 99.1)
10.1
Agreement and Plan of Merger, Conversion and Share Exchange by and among Middle Kingdom, MK Arizona, Pypo Cayman, Pypo HK, Funtalk PRC, Arch and Capital Ally, dated September 5, 2008 (incorporated by reference to annex A to Amendment No. 9 to Form S-4, SEC File No. 333-153492)
10.2
Amendment No. 1 to Agreement and Plan of Merger, Conversion and Share Exchange by and among Middle Kingdom, MK Arizona, Pypo Cayman, Pypo HK, Funtalk PRC, Arch and Capital Ally, dated January 6, 2009 (incorporated by reference to annex B to Amendment No. 9 to Form S-4, SEC File No. 333-153492)
10.3
Amendment No. 2 to Agreement and Plan of Merger, Conversion and Share Exchange by and among Middle Kingdom, MK Arizona, Pypo Cayman, Pypo HK, Funtalk PRC, Arch and Capital Ally, dated June 16, 2009 (incorporated by reference to annex D to Prospectus Supplement dated June 17, 2009, SEC File No. 333-153492)

Exhibit No.	Description
10.4	Amendment No. 3 to Agreement and Plan of Merger, Conversion and Share Exchange by and among FTLK, Pypo Cayman, Pypo HK, Funtalk PRC, Arch, Capital Ally, Michael Marks and Bernard J. Tanenbaum III, dated June 1, 2010 (incorporated by reference to exhibit 2.4 to Post-Effective Amendment No.6 to Form S-4 on Form F-1, SEC File No. 333-153492)
10.5
Amendment No. 4 to Agreement and Plan of Merger, Conversion and Share Exchange by and among FTLK, Pypo Cayman, Pypo HK, Funtalk PRC, Arch, Capital Ally, GM Investment, Sinowill, Huge Harvest, Kingstate and Trend Focus dated June 30 2010. (incorporated by reference to exhibit 4.5 to the Annual Report on Form 20-F dated July 9, 2010, SEC File No. 001-34578)
10.6	2010 Share Incentive Plan (previously filed as exhibit 10.1 to Post-Effective Amendment No.5 to Form S-4 on Form F-1, SEC File No. 333-153492)
10.7
Form of Securities Escrow Agreement among Middle Kingdom Alliance Corp., Continental Stock Transfer and Trust Company and the Initial Stockholders of Middle Kingdom Alliance Corp. (incorporated by reference to exhibit 10.3 to the Amended Registration Statement of Middle Kingdom Alliance Corp. on Form S-1 filed with the Commission on November 13, 2006, SEC File No. 333-133475)
10.8
Form of Registration Rights Agreement among Middle Kingdom Alliance Corp. and the Initial Stockholders of Middle Kingdom Alliance Corp. (incorporated by reference to exhibit 10.4 to the Amended Registration Statement of Middle Kingdom Alliance Corp. on Form S-1 filed with the Commission on November 13, 2006, SEC File No. 333-133475)
10.9	Form of Voting Agreement among FTLK and certain officers, directors and shareholders of MK Cayman (incorporated by reference to annex F to Amendment No. 9 to Form S-4, SEC File No. 333-153492)
10.10	Form of Lock-Up Agreement among FTLK, Capital Ally and Arch (incorporated by reference to annex G to Amendment No. 9 to Form S-4, SEC File No. 333-153492)
10.11	Form of Registration Rights Agreement among FTLK, Capital Ally and Arch (incorporated by reference to annex H to Amendment No. 9 to Form S-4, SEC File No. 333-153492)
10.12	Form of Employment Agreement with our senior executives (incorporated by reference to exhibit 4.13 to the Annual Report on Form 20-F dated July 9, 2010, SEC File No. 001-34578)
10.13	Samsung Anycall Distribution Agreement between Samsung and Funtalk PRC, dated July 1, 2008 (incorporated by reference to exhibit 10.10 to Amendment No. 3 to Form S-4, SEC File No. 333-153492)
10.14	Loan Agreement between Hui Liu and Funtalk PRC, dated December 26, 2007 (incorporated by reference to exhibit 10.11 to Amendment No. 3 to Form S-4, SEC File No. 333-153492)
10.15	Loan Agreement between Dongping Fei and Funtalk PRC, dated December 26, 2007 (incorporated by reference to exhibit 10.12 to Amendment No. 3 to Form S-4, SEC File No. 333-153492)
10.16	Loan Agreement between Zhikuan Guan and Funtalk PRC, dated September 1, 2008 (incorporated by reference to exhibit 10.13 to Amendment No. 1 to Form S-4, SEC File No. 333-153492)

Exhibit No.	Description
10.17	Loan Agreement between Dongping Fei and Funtalk PRC, dated September 1, 2008 (incorporated by reference to exhibit 10.14 to Amendment No. 5 to Form S-4, SEC File No. 333-153492)
10.18
Exclusive Option Agreement among Zhikuan Guan, Funtalk PRC and Beijing Funtalk, dated September 8, 2008 (incorporated by reference to exhibit 10.15 to Amendment No. 1 to Form S-4, SEC File No. 333-153492)
10.19
Exclusive Option Agreement among Dongping Fei, Funtalk PRC and Beijing Funtalk, dated September 1, 2008 (incorporated by reference to exhibit 10.16 to Amendment No. 1 to Form S-4, SEC File No. 333-153492)
10.20
Exclusive Option Agreement among Beijing Dongdian, Funtalk PRC and Beijing Funtalk, dated August 5, 2008 (incorporated by reference to exhibit 10.17 to Amendment No. 2 to Form S-4, SEC File No. 333-153492)
10.21
Equity Interest Pledge Agreement between Zhikuan Guan, Funtalk PRC and Beijing Funtalk, dated September 8, 2008 (incorporated by reference to exhibit 10.17 to Amendment No. 1 to Form S-4, SEC File No. 333-153492)
10.22
Equity Interest Pledge Agreement between Dongping Fei, Funtalk PRC and Beijing Funtalk, dated September 1, 2008 (incorporated by reference to exhibit 10.18 to Amendment No. 1 to Form S-4, SEC File No. 333-153492)
10.23
Equity Interest Pledge Agreement among Beijing Dongdian, Funtalk PRC and Beijing Funtalk, dated August 5, 2008 (incorporated by reference to exhibit 10.20 to Amendment No. 2 to Form S-4, SEC File No. 333-153492)
10.24
Zhikuan Guan Power of Attorney appointing Funtalk PRC as agent and attorney, dated September 8, 2008 (incorporated by reference to exhibit 10.19 to Amendment No. 1 to Form S-4, SEC File No. 333-153492)
10.25
Dongping Fei Power of Attorney appointing Funtalk PRC as agent and attorney, dated September 1, 2008 (incorporated by reference to exhibit 10.20 to Amendment No. 1 to Form S-4, SEC File No. 333-153492)
10.26
Beijing Funtalk Power of Attorney appointing Funtalk PRC as agent and attorney, dated August 5, 2008 (incorporated by reference to exhibit 10.23 to Amendment No. 2 to Form S-4, SEC File No. 333-153492)
10.27
Exclusive Business Cooperation Agreement between Beijing Funtalk and Funtalk PRC, dated September 1, 2008 (incorporated by reference to exhibit 10.21 to Amendment No. 1 to Form S-4, SEC File No. 333-153492)
10.28
Exclusive Business Cooperation Agreement between Beijing Dongdian and Funtalk PRC, dated July 28, 2008 (incorporated by reference to exhibit 10.25 to Amendment No. 2 to Form S-4, SEC File No. 333-153492)
10.29	Share Transfer Agreement between Hui Liu and Zhikuan Guan, dated September 1, 2008 (incorporated by reference to exhibit 10.26 to Amendment No. 3 to Form S-4, SEC File No. 333-153492)
10.30	Loan Agreement between Capital Ally and Pypo Cayman, dated March 10, 2008 (incorporated by reference to exhibit 10.27 to Amendment No. 3 to Form S-4, SEC File No. 333-153492)

Exhibit No.	Description
10.31	Supplemental Loan Agreement between Capital Ally and Pypo Cayman, dated November 10, 2008 (incorporated by reference to exhibit 10.28 to Amendment No. 3 to Form S-4, SEC File No. 333-153492)
10.32	Equity Pledge Agreement between Capital Ally and Pypo Cayman, dated March 10, 2008 (incorporated by reference to exhibit 10.29 to Amendment No. 3 to Form S-4, SEC File No. 333-153492)
10.33	Deed of Release between Capital Ally and Pypo Cayman, dated November 10, 2008 (incorporated by reference to exhibit 10.30 to Amendment No. 3 to Form S-4, SEC File No. 333-153492)
10.34	Funds Transfer Agreement between Arch and Pypo Cayman, dated March 10, 2008 (incorporated by reference to exhibit 10.31 to Amendment No. 3 to Form S-4, SEC File No. 333-153492)
10.35	Supplemental Funds Transfer Agreement between Arch and Pypo Cayman, dated November 10, 2008 (incorporated by reference to exhibit 10.32 to Amendment No. 3 to Form S-4, SEC File No. 333-153492)
10.36	Equity Pledge Agreement between Style Technology and Pypo Cayman, dated November 10, 2008 (incorporated by reference to exhibit 10.33 to Amendment No. 3 to Form S-4, SEC File No. 333-153492)
10.37	Equity Pledge Agreement between GM Investment and Pypo Cayman, dated November 10, 2008 (incorporated by reference to exhibit 10.34 to Amendment No. 3 to Form S-4, SEC File No. 333-153492)
10.38*
Acquisition Framework Agreement between Beijing Funtalk, Zhuqun Peng as the Controlling Party, and the Transferors, dated May 5, 2008 (incorporated by reference to exhibit 10.35 to Post-Effective Amendment No.1 to Form S-4, SEC File No. 333-153492)
10.39
Supplemental Agreement to Acquisition Framework Agreement between Beijing Funtalk, Zhuqun Peng as the Controlling Party, and the Transferors, dated October 30, 2008 (incorporated by reference to exhibit 10.36 to Post-Effective Amendment No.1 to Form S-4, SEC File No. 333-153492)
10.40
Operation and Management Agreement between Beijing Funtalk and Zhuqun Peng as the Controlling Party, dated May 5, 2008 (incorporated by reference to exhibit 10.37 to Post-Effective Amendment No.1 to Form S-4, SEC File No. 333-153492)
10.41
Supplementary Agreement to the Operation and Management Agreement between Beijing Funtalk and Zhuqun Peng as the Controlling Party, dated October 30, 2008 (incorporated by reference to exhibit 10.38 to Amendment No. 5 to Form S-4, SEC File No. 333-153492)
10.42
Shareholders and Sponsors Agreement among Pypo Cayman, Pypo HK, Funtalk PRC, Arch Holdings Limited, China Bright Group Co., Ltd., Style Technology, Kuo Zhang, Dongping Fei and Francis Wan, dated October 15, 2007 (incorporated by reference to exhibit 10.39 to Amendment No. 2 to Form S-4, SEC File No. 333-153492)
10.43
Equity Subscription Agreement among Pypo Cayman, Funtalk PRC, Arch, Golden Meditech Company Limited, China Bright Group Co., Ltd., Style Technology, Kuo Zhang, Dongping Fei and Francis Wan, dated October 15, 2007 (incorporated by reference to exhibit 10.40 to Amendment No. 3 to Form S-4, SEC File No. 333-153492)

Exhibit No.	Description
10.44	Waiver Letter among Pypo Cayman, Funtalk PRC, Golden Meditech Company Limited, Capital Ally, Francis Wan, Kuo Zhang and Dongping Fei, dated October 15, 2007 (incorporated by reference to exhibit 10.41 to Amendment No. 2 to Form S-4, SEC File No. 333-153492)
10.45
Written description of oral agreement between Funtalk PRC and Beijing Shidai Tiancheng Technology Development Co., Ltd. (incorporated by reference to exhibit 10.42 to Amendment No. 2 to Form S-4, SEC File No. 333-153492)
10.46
Term Facility Agreement between Pypo HK as Borrower, and Nederlandse Financierings-Maatschappij Voor Ontwikkelingslanden N.V. as Lender, dated January 30, 2009 (incorporated by reference to exhibit 10.43 to Amendment No. 3 to Form S-4, SEC File No. 333-153492)
10.47
Consent, Waiver and Amendment Letter between Pypo HK and Nederlandse Financierings-Maatschappij Voor Ontwikkelingslanden N.V. dated August 11, 2009 (incorporated by reference to exhibit 10.2 to Form 6-K dated October 16, 2009, SEC File No. 333-153492)
10.48
Waiver Letter between Pypo HK, Funtalk PRC and Nederlandse Financierings-Maatschappij Voor Ontwikkelingslanden N.V. dated July 8, 2010 (incorporated by reference to exhibit 4.48 to the Annual Report on Form 20-F dated July 9, 2010, SEC File No. 001-34578)
10.49
Corporate Guarantee between Pypo Cayman as Guarantor, in favor of Nederlandse Financierings-Maatschappij Voor Ontwikkelingslanden N.V., dated January 30, 2009 (incorporated by reference to exhibit 10.44 to Amendment No. 3 to Form S-4, SEC File No. 333-153492)
10.50
Corporate Guarantee between FTLK as Guarantor, in favor of Nederlandse Financierings-Maatschappij Voor Ontwikkelingslanden N.V., dated January 30, 2009 (incorporated by reference to exhibit 4.50 to the Annual Report on Form 20-F dated July 9, 2010, SEC File No. 001-34578)
10.51
Charge Deed between Pypo Cayman as Pledgor, Nederlandse Financierings-Maatschappij Voor Ontwikkelingslanden N.V. as Pledgee, and Pypo HK, dated January 30, 2009 (incorporated by reference to exhibit 10.45 to Amendment No. 3 to Form S-4, SEC File No. 333-153492)
10.52
Equity Pledge Agreement between Pypo HK and Nederlandse Financierings-Maatschappij Voor Ontwikkelingslanden N.V., dated January 30, 2009 (incorporated by reference to exhibit 10.46 to Amendment No. 3 to Form S-4, SEC File No. 333-153492)
10.53	Indemnification Agreement between Pypo Cayman and Clement Kwong, dated November 16, 2007 (incorporated by reference to exhibit 10.47 to Amendment No. 3 to Form S-4, SEC File No. 333-153492)
10.54	Indemnification Agreement between Pypo HK and Clement Kwong, dated November, 2007 (incorporated by reference to exhibit 10.48 to Amendment No. 3 to Form S-4, SEC File No. 333-153492)
10.55	Indemnification Agreement between Funtalk PRC and Clement Kwong, dated November, 2007 (incorporated by reference to exhibit 10.49 to Amendment No. 3 to Form S-4, SEC File No. 333-153492)

Exhibit No.	Description
10.56	Frame Contract among Beijing Funtalk, Funtalk PRC, Liu Hui, Fei Dongping and Guan Zhikuan, dated September 1, 2008 (incorporated by reference to exhibit 10.50 to Amendment No. 3 to Form S-4, SEC File No. 333-153492)
10.57
Equity Interests Transfer Agreement between Style Technology and Beijing Ding Tai Jiye Investment Consulting Co., Ltd, dated as of July 18, 2007 (incorporated by reference to exhibit 10.51 to Amendment No. 3 to Form S-4, SEC File No. 333-153492)
10.58
Instrument of Transfer by and between GM Investment as Transferor and China Bright Group Co. Ltd. as Transferee, dated October 12, 2007 (incorporated by reference to exhibit 10.52 to Amendment No. 3 to Form S-4, SEC File No. 333-153492)
10.59
Equity Interests Transfer Agreement between China Bright Group Co. Ltd. and Pypo HK, dated as of October 15, 2007 (incorporated by reference to exhibit 10.53 to Amendment No. 3 to Form S-4, SEC File No. 333-153492)
10.60
Equity Interests Transfer Agreement between Style Technology and Pypo HK, dated as of October 15, 2007 (incorporated by reference to exhibit 10.54 to Amendment No. 3 to Form S-4, SEC File No. 333-153492)
10.61
Subscription Agreement among Style Technology, China Bright Group Co. Ltd., Pypo HK and Pypo Cayman, dated as of November 14, 2007 (incorporated by reference to exhibit 10.55 to Amendment No. 3 to Form S-4, SEC File No. 333-153492)
10.62
Instrument of Transfer between Style Technology, as Transferor and Capital Ally, as Transferee, dated as of December 28, 2007 (incorporated by reference to exhibit 10.56 to Amendment No. 3 to Form S-4, SEC File No. 333-153492)
10.63
Instrument of Transfer between China Bright Group Co. Ltd., as Transferor and Capital Ally, as Transferee, dated as of December 28, 2007 (incorporated by reference to exhibit 10.57 to Amendment No. 3 to Form S-4, SEC File No. 333-153492)
10.64
Equitable Mortgage of Shares among Arch, as Chargor and Gottex Fund Management Sarl, as Chargee, dated as of January 16, 2008 (incorporated by reference to exhibit 10.58 to Amendment No. 3 to Form S-4, SEC File No. 333-153492)
10.65
Written description of oral agreement between Funtalk PRC and Beijing North Investment Group Limited (incorporated by reference to exhibit 10.59 to Amendment No. 3 to Form S-4, SEC File No. 333-153492)
10.66
Written description of oral agreement between Funtalk PRC and Beijing East Chuangzhi Technology Development Co., Ltd. (incorporated by reference to exhibit 10.60 to Amendment No. 3 to Form S-4, SEC File No. 333-153492)
10.67
Written description of oral agreement between Funtalk PRC and Beijing Zhiyang East Investment Consulting Co., Ltd. (incorporated by reference to exhibit 10.61 to Amendment No. 3 to Form S-4, SEC File No. 333-153492)
10.68
Written description of oral agreement between Funtalk PRC and Beijing Dingtai Jiye Investment Co., Ltd. (incorporated by reference to exhibit 10.62 to Amendment No. 3 to Form S-4, SEC File No. 333-153492)
10.69
Written description of oral agreement between Funtalk PRC and Beijing Ruizhi Jiye Investment Co., Ltd. (incorporated by reference to exhibit 10.63 to Amendment No. 3 to Form S-4, SEC File No. 333-153492)

Exhibit No.	Description
10.70	Written description of oral agreement between Funtalk PRC and Beijing JingJing Medical Equipment Co., Ltd. (incorporated by reference to exhibit 10.64 to Amendment No. 3 to Form S-4, SEC File No. 333-153492)
10.71
Warrant Transfer Agreement among High Capital Funding, LLC, Bernard J. Tanenbaum III, Michael Marks, MTP Holding Ltd., Allan Shu Cheuk Lam, Anthony Ng, David A. Rapaport and Fred A. Brasch, as Transferors and Arch Digital Holdings Limited and Capital Ally Investments Limited, as Transferees, dated as of January 30, 2009 (incorporated by reference to exhibit 10.65 to Amendment No. 4 to Form S-4, SEC File No. 333-153492)
10.72
Letter Agreement amending Investment Management and Trust Agreement dated December 19, 2006 between Middle Kingdom and Continental Stock Transfer and Trust Company, dated January 10, 2007 (incorporated by reference to exhibit 10.66 to Amendment No. 4 to Form S-4, SEC File No. 333-153492)
10.73
Letter Agreement amending Investment Management and Trust Agreement dated December 19, 2006 between Middle Kingdom and Continental Stock Transfer Company, dated June 10, 2008 (incorporated by reference to exhibit 10.67 to Amendment No. 4 to Form S-4, SEC File No. 333-153492)
10.74
Letter Agreement amending Investment Management and Trust Agreement dated December 19, 2006 between Middle Kingdom and Continental Stock Transfer and Trust Company, dated December 15, 2008 (incorporated by reference to exhibit 10.68 to Amendment No. 4 to Form S-4, SEC File No. 333-153492)
10.75
Maximum Guarantee Agreement between Fei Dongping and Minsheng Bank of China, dated as of July 23, 2007 (incorporated by reference to exhibit 10.69 to Amendment No. 4 to Form S-4, SEC File No. 333-153492)
10.76	Maximum Guarantee Agreement between Zhang Kuo and Minsheng Bank of China, dated as of July 23, 2007 (incorporated by reference to exhibit 10.70 to Amendment No. 4 to Form S-4, SEC File No. 333-153492)
10.77
Investment Management Trust Agreement between Continental Stock Transfer and Trust Company and Middle Kingdom dated December 19, 2006 (incorporated by reference to exhibit 10.2 to the Amended Registration Statement of Middle Kingdom Alliance Corp. on Form S-1 filed with the Commission on November 13, 2006, SEC File No. 333-133475)
10.78
Irrevocable Instruction Letter to Continental Stock Transfer and Trust Company as trustee in connection with the Investment Management and Trust Agreement dated as of December 19, 2006 between Middle Kingdom and Continental Stock Transfer and Trust Company, as amended (incorporated by reference to exhibit 10.74 to Amendment No. 7 to Form S-4, SEC File No. 333-153492)
10.79
Supplementary Agreement to Equity Interest Pledge Agreement by and among Funtalk PRC, Beijing Funtalk and Fei Dongping dated March 3, 2009 (incorporated by reference to exhibit 10.75 to the Current Report on Form 8-K dated July 15, 2009, SEC File No. 333-153492)
10.80
Supplementary Agreement to Equity Interest Pledge Agreement by and among Funtalk PRC, Beijing Funtalk and Guan Zhikuan dated March 3, 2009 (incorporated by reference to exhibit 10.76 to the Current Report on Form 8-K dated July 15, 2009, SEC File No. 333-153492)

Exhibit No.	Description
10.81	Supplementary Agreement to Equity Interest Pledge Agreement by and among Funtalk PRC, Beijing Funtalk and Beijing Dongdian dated March 3, 2009 (incorporated by reference to exhibit 10.77 to the Current Report on Form 8-K dated July 15, 2009, SEC File No. 333-153492)
10.82
Equity Interest Pledge Agreement between Pypo HK, as Pledgor, and Nederlandse Financierings-Maatschappij Voor Ontwikkelingslanden N.V., as Pledgee (incorporated by reference to exhibit 10.78 to the Current Report on Form 8-K dated July 15, 2009, SEC File No. 333-153492)
10.83
Equity Interest Pledge Agreement between Funtalk PRC, as Pledgee, and Beijing Funtalk, as Pledgor, dated March 3, 2009 (incorporated by reference to exhibit 10.79 to the Current Report on Form 8-K dated July 15, 2009, SEC File No. 333-153492)
10.84
Equity Interest Pledge Agreement among Funtalk PRC, as Pledgee, Guan Zhikuan, as Pledgor, and Fei Dongping, as Pledgor, dated March 3, 2009 (incorporated by reference to exhibit 10.80 to the Current Report on Form 8-K dated July 15, 2009, SEC File No. 333-153492)
10.85
Written description of oral agreement between Beijing Yipai-top Communications Technology Co., Ltd. and Funtalk PRC (incorporated by reference to exhibit 10.81 to the Current Report on Form 8-K dated July 15, 2009, SEC File No. 333-153492)
10.86	Written description of oral agreement between Pypo Cayman and GM Investment (incorporated by reference to exhibit 10.82 to the Current Report on Form 8-K dated July 15, 2009, SEC File No. 333-153492)
10.87
Letter Agreement dated June 9, 2009 amending Loan Agreement dated March 10, 2008 between Pypo Cayman and Capital Ally (incorporated by reference to annex B to the Prospectus Supplement dated June 17, 2009, SEC File No. 333-153492)
10.88
Letter Agreement amending Funds Transfer Agreement dated March 10, 2008 between Pypo Cayman and Arch (incorporated by reference to annex C to the Prospectus Supplement dated June 17, 2009, SEC File No. 333-153492)
10.89
Written description of oral agreement for working capital loan between Pypo Cayman and Capital Ally (incorporated by reference to annex E to the Form S-4 Supplement dated June 17, 2009, SEC File No. 333-153492)
10.90
Written description of oral agreement for loan between Funtalk PRC and Beijing Pypo Times Technology Co., Ltd. (incorporated by reference to annex F to the Prospectus Supplement dated June 17, 2009, SEC File No. 333-153492)
10.91
Written description of oral agreement for working capital loan between Funtalk PRC and Beijing Pypo Times Technology Co., Ltd. (incorporated by reference to annex G to the Prospectus Supplement dated June 17, 2009, SEC File No. 333-153492)
10.92
Written description of oral agreement for guarantee between Beijing Ruizhi Jiye Investment Co., Ltd. and Kuo Zhang (incorporated by reference to annex H to the Prospectus Supplement dated June 17, 2009, SEC File No. 333-153492)
10.93
English translation of Loan Agreement dated March 9, 2008 between Beijing Pypo Technology Group Co., Ltd. and Beijing Shidai Tiancheng Technology Development Co., Ltd. (incorporated by reference to annex I to the Prospectus Supplement dated June 17, 2009, SEC File No. 333-153492)

Exhibit No.	Description
10.94	Equity Interests Transfer Framework Agreement dated as of August 3, 2009 by and between Beijing Funtalk and Tangjun (incorporated by reference to exhibit 2.1 to the Current Report on Form 8-K dated August 7, 2009, SEC File No. 333-153492)
10.95
Equity Interest Transfer Framework Agreement dated September 11, 2009 by and between Beijing Funtalk and Suzhou Industrial Park Pengjing Kunxiang Technology Co., Ltd. (incorporated by reference to exhibit 2.1 to the Current Report on Form 8-K dated September 17, 2009, SEC File No. 333-153492)
10.96
Share Purchase Agreement dated as of October 2, 2009 by and among Pypo Cayman, Capital Ally and Arch (incorporated by reference to exhibit 10.1 to the Current Report on Form 6-K dated October 16, 2009, SEC File No. 333-153492)
10.97
Amendment to Share Purchase Agreement dated as of October 19, 2009 by and among Pypo Cayman, Capital Ally and Arch (incorporated by reference to exhibit 10.2 to the Current Report on Form 6-K dated October 21, 2009, SEC File No. 333-153492)
10.98
Supplementary Agreement to the Equity Interests Transfer Framework Agreement dated November 17, 2009 by and between Beijing Funtalk and Tangjun (incorporated by reference to exhibit 10.2 to the Current Report on Form 6-K dated November 23, 2009, SEC File No. 333-153492)
10.99	Waiver Letter of Earn-out Rights dated June 30, 2010 (incorporated by reference to exhibit 4.99 to the Annual Report on Form 20-F dated July 9, 2010, SEC File No. 001-34578)
10.100
Equity Interest Pledge Agreement by and between Funtalk PRC and CITIC (undated) (incorporated by reference to exhibit 4.100 to the Annual Report on Form 20-F dated July 9, 2010, SEC File No. 001-34578)
10.101
Framework Cooperation Agreement by and between Jiangsu Pypo and Jiangsu Heyi dated April 28, 2010 (incorporated by reference to exhibit 4.100 to the Annual Report on Form 20-F dated July 9, 2010, SEC File No. 001-34578)
10.102	Deed of Adherence to Lock-up Agreement dated June 30, 2010 (incorporated by reference to exhibit 4.102 to the Annual Report on Form 20-F dated July 9, 2010, SEC File No. 001-34578)
10.103	Deed of Adherence to Registration Agreement dated June 30, 2010 (incorporated by reference to exhibit 4.103 to the Annual Report on Form 20-F dated July 9, 2010, SEC File No. 001-34578)
10.104	Deed of Adherence to Voting Agreement dated June 30, 2010 (incorporated by reference to exhibit 4.104 to the Annual Report on Form 20-F dated July 9, 2010, SEC File No. 001-34578)
16.1	Letter, dated July 8, 2010, from Weiser LLP to the SEC (incorporated by reference to exhibit 15.3 to the Annual Report on Form 20-F dated July 9, 2010, SEC File No. 001-34578)
21.1	List of Subsidiaries (incorporated by reference to exhibit 8.1 to the Annual Report on Form 20-F dated July 9, 2010, SEC File No. 001-34578)
23.1††	Consent of Deloitte Touche Tohmatsu
23.2	Consent of Maples and Calder (included in exhibit 5.1)

Exhibit No.	Description
23.3	Consent of Han Kun Law Offices (included in exhibit 99.1)
23.4††	Consent of Cozen O'Connor
24.1††	Power of Attorney
99.1††	Opinion of Han Kun Law Offices

†
Filed herewith.

††
Previously filed.

*
Redacted exhibits for which confidential treatment has been granted.

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Explanatory Note
PART II INFORMATION NOT REQUIRED IN PROSPECTUS
  ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS
  ITEM 7. RECENT SALES OF UNREGISTERED SECURITIES
  ITEM 8. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.
  ITEM 9. UNDERTAKINGS.
SIGNATURES
AUTHORIZED REPRESENTATIVE
FUNTALK CHINA HOLDINGS LIMITED EXHIBIT INDEX